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May 27, 2002


Norvanco Inc.
Unit 17 - 1027 Lynn Valley Road
Vancouver,  BC
V7J  1Z6


Dear Sirs:

Re:     NORVANCO  Productions
        ---------------------

Further to our recent discussions between Norvanco Inc. ("Norvanco") and Maia Mobile Corp. ("Maia"), this letter will serve to confirm and document our preliminary agreement with respect to the establishment of a business relationship between the two parties. In our discussions, we have agreed that Maia will provide NORVANCO with innovative and revenue generating wireless solutions and services for upcoming NORVANCO productions.

Our  representations  and  agreements  are  as  follows:


1.     NORVANCO's  Representations  and  Warranties

       NORVANCO  represents  and  warrants  to  Maia  that:

     (a) it is a television production company, creating a broad range of low cost entertainment material for distribution via cable television, pay-per-view, video tape, CD's and the Internet;

     (b) it intends to create a variety of talent based cyber auditions which will be displayed and aggressively promoted internationally via television and Internet;

     (c) it also intends to rollout the Natural Follies (www.naturalfollies. com or www.naturalfollies.tv) as its first talent based cyber audition production.

2.     Maia's  Representations  and  Warranties

       Maia  represents  and  warrants  to  NORVANCO  that:

     (a) it is a mobile solutions and services company that has personnel with communications experience capable of developing innovative wireless solutions;

     (b) it has the technological expertise and infrastructure to handle all technical and customisation matters in the rollout of customized wireless services.


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3.     NORVANCO's  Responsibilities

       NORVANCO  hereby  agrees  with  Maia  that:

     (a) it will make available to Maia all information and resources in its possession or control for the development of a comprehensive and interactive website for Natural Follies (www.naturalfollies.com or www.naturalfollies.tv) and the incorporation of innovative wireless services using short message services (SMS);

     (b) it will diligently provide all marketing channels necessary to roll out SMS based mobile services to all its users and potential audiences;

     (c) it will allow Maia the "right of first refusal" for the development of any wireless services or solutions for its cyber based productions.


4.     Maia's  Responsibilities

       Maia  hereby  agrees  with  NORVANCO  that:

     (a)  it  will  develop  and  provide various mobile solutions and services;

     (b)  it  will  share  revenues  generated  from  these  services;  and

     (c) it will participate in any advertising campaign to promote any of NORVANCO's productions.


5.     Confidentiality

Each of the parties agrees that all information of whatsoever nature and kind arising out of operations conducted pursuant to this Agreement shall be for the sole and exclusive benefit of the parties, shall be treated as confidential by the parties hereto and shall not be disclosed by any party to any third party except to prospective customers, prospective purchasers, technical, financial and legal advisors and consultants, or except to the extent that such disclosure may be necessary in order to satisfy any legal requirements or requirements of any recognised stock exchange. Except as aforesaid, information shall be disclosed or disseminated only with the mutual and unanimous consent of the parties, which consent shall not be unreasonably withheld. Provided within 48 hours after receipt of a request to approve a press release, the press release may be issued without consent. The requirement of confidentiality for which provision is made in this paragraph shall continue to bind any party hereto which is no longer a party to this Agreement for a period of one year following the date upon which such party ceases to be a party to this Agreement.


6.     Public  Announcements

If a party wishes to issue or make any public announcement or statement which contains material and non-public information about this Agreement or any operations conducted pursuant


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to  this  Agreement,  it  shall  not do so unless prior thereto it furnishes the other party with a copy of such announcement or statement and obtains the approval of the other party which approval shall not be unreasonably withheld; provided however, that a party shall not be prohibited from issuing or making any such public announcement or statement in connection with any reports to its stockholders or others in order to comply with any law or regulation of any government or governmental agency having or purporting to have jurisdiction with respect thereto, including, but not limited to, any securities commission or stock exchange.

7.     Not  a  Partnership

Except as specifically set out herein, the obligations of each party under this Agreement shall be in every case several and shall not be, or be construed to be, either joint or joint and several and nothing herein shall be construed as creating a partnership between the parties. Nothing contained in this Agreement shall be deemed to constitute a party an agent or legal representative of the other party or to create any fiduciary relationship for any purpose whatsoever. Except as otherwise specifically provided in this Agreement, a party shall not have any authority to act for, or to assume any obligation or responsibility on behalf of any other party. Except as expressly provided in this Agreement, each party shall have the free and unrestricted right to independently engage in and receive the full benefits of any and all business endeavours of any sort whatsoever not related to this Agreement, whether or not competitive with the endeavours contemplated herein, without consulting or inviting or allowing any other party hereto any interest therein. No party shall be under any fiduciary or other duty to the other which will prevent it from engaging in or enjoying the benefits of competing endeavours within the general scope of the endeavours contemplated by this Agreement. The legal doctrines of "corporate opportunity" or "business opportunity" sometimes applied to joint venturers or other fiduciaries shall not apply in the case of any other endeavour of a party.

8.     Notice

Any notice or election permitted or required to be given hereunder shall be in writing and shall be effective if delivered or faxed to the current address of a party or to such other address as a party shall inform the others by like notice. Any such notice will, if delivered, or faxed be deemed to have been given and received on the day it was delivered.

9.     Law

The parties agree that this Agreement shall be interpreted and governed according to the laws of British Columbia and Canada.

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10.     General

     (a) This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns.

     (b)  Time  shall  be  of  the  essence  hereof.


     (c) This Agreement constitutes the entire agreement between Maia and NORVANCO and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written between the parties, and there are no warranties, representations or other agreements among the parties except as specifically set forth herein.

     (d) This letter agreement shall be effective from and as of the date of execution by NORVANCO.

     (e) This Agreement may be executed in one or more original or facsimile transmitted counterparts each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.


If the foregoing terms and conditions reflect our agreement, please execute and return the enclosed duplicate copies of this letter agreement and we shall consider it to be a binding agreement.



                                Yours very truly,

                                Maia Mobile Corp.


                                Per:  /s/ John Ruthven
                                      ------------------
                                      Authorised Signatory


Acknowledged  and  agreed  to  as  of  the  28th day of May  2002.
                                            ----        ----

                                NORVANCO Inc.


                                Per:  /s/ David O. Hill
                                      ---------------------
                                      Authorised Signatory